                                                                                                      EXHIBIT 99.2
                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of Navistar  International  Corporation  (the "Company") on Form 10-Q for
the period  ended April 30,  2003 as filed with the  Securities  and  Exchange  Commission  (the "SEC") on the date hereof (the  "Report"),  I, Robert C. Lannert,  Chief  Financial  Officer of the Company,  certify,  pursuant to 18
U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the  requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
         of 1934; and

(2)      The  information  contained  in the Report  fairly  presents,  in all  material  respects,  the  financial condition and result of operations of the Company.

A signed  original of this written  statement  required by Section 906 of the  Sarbanes-Oxley  Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Robert C. Lannert
Robert C. Lannert
Chief Financial Officer
June 13, 2003

This  certification  accompanies  the Report pursuant to § 906 of the  Sarbanes-Oxley  Act of 2002 and shall not be deemed  filed by the Company for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise  subject  to  the  liability  of  that  section.  This  certification  shall  also  not be  deemed  to be incorporated  by  reference  into any filing  under the  Securities  Act of 1933,  as  amended,  or the  Securities
Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.

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